UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 10, 2019

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: This Form 8-K/A Current Report amends TPT Global Tech, Inc’s Form 8-K Current Report filed May 13, 2019 in which TPT Global Tech, Inc. reported the completion of the acquisition of substantially all of the assets of SpeedConnect, LLC. At the time the said Form 8-K was filed, the audited financial statements for SpeedConnect, LLC were not yet completed.

Accordingly, filed herewith as Exhibits 99.1, 99.2 and 99.3 are the audited financial statements of SpeedConnect as of December 31, 2018 and 2017, the unaudited financial statements of SpeedConnect as of March 31, 2019 and the pro form financial information for the Company required by Item 9.01(a) and 9.01(b) of Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective April 3, 2019, and reported under Item 1.01 on Form 8-K dated April 8, 2019, TPT Global Tech, Inc. (the “Company”) entered into an Asset Purchase Agreement with SpeedConnect, LLC (“SpeedConnect”) to acquire substantially all of the assets of SpeedConnect for $1.75 million and the assumption of certain liabilities.

On May 7, 2019 and reported Under Item 1.01 on Form 8-K dated May 8, 2019, the Company closed the transaction underlying the Asset Purchase Agreement dated with SpeedConnect to acquire substantially all of the assets of SpeedConnect for $1.75 million and the assumption of certain liabilities. The Asset Purchase Agreement required a deposit of $500,000 made in April 2019 and an additional $500,000 payment to close. The additional $500,000 was paid in May 2019 and all other conditions were met to effectuate the sale of substantially all of the assets of SpeedConnect to the Company. As part of the closing, the Company entered into a Promissory Note to pay SpeedConnect $750,000, which payment was made in June 2019.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K/A.

(a) Financial Statement of businesses acquired:

Exhibit Number	Exhibit
99.1	SpeedConnect Audited Financial Statements December 31, 2018 and 2017

99.2	SpeedConnect Unaudited Financial Statements March 31, 2019

(b) Pro Forma financial information:

Exhibit Number	Exhibit
99.3	TPT Global Tech Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: September 10, 2019

3